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                                                                    EXHIBIT 99.2

                                  ELECTION FORM

I ELECT TO DEFER THE PERCENTAGE OF MY BASE SALARY AND BONUS(ES) UNDER THE PLAN AS FOLLOWS:

                 AMOUNT OF DEFERRAL                                  DURATION OF DEFERRALS
[INITIAL AND COMPLETE ONE]                           [INITIAL ONE]

____   I elect to defer _____% of my Base            ____   Until Termination of Employment*
       Salary annually (up to 25%).
                                                     ____   Until __/__/__, (must be a date at
____   I elect to defer _____% of my Bonus                  least three (3) years from the first day
       annually (up to 50%), to the extent any              of the Plan Year to which this election
       Bonus is awarded pursuant to Section                 applies.)*
       3.2. If a Bonus deferral election is not
       made, any Bonus awarded shall be paid in             *I understand that as a "key" employee
       accordance with Company policy.                      (as defined by IRC Section 416(i)
                                                            without regard to paragraph 5 thereof)
____   I elect not to defer any of my Compensation.         of a publicly-traded company, I may not
                                                            receive distributions from the Plan
                                                            earlier than six (6) months following
                                                            separation from service. ___________
                                                            [INITIAL, IF APPLICABLE]

                   BENEFIT                                               PAYMENT OF BENEFIT
                                                Lump Sum *  Equal monthly installments over 48 months..**
                                                (Initial)   (Initial and indicate number of months)
Section 5.1.2 -- Normal Retirement Benefit

Section 5.2.2 -- Early Termination Benefit

Section 5.3.2 -- Disability Benefit

Section 5.4.2 -- Change of Control Benefit***

Article 6 -- Death Benefit

Article 11 - Plan Termination

* Lump Sum shall be payable according to the terms of the Plan.

** Unless otherwise specified in the Plan, payments shall commence on the first of the month following Termination of Employment. The Company shall continue to credit interest pursuant to Section 4.1.4 of the Plan on the remaining Deferral Account balance during the installment period.

*** "Key" employees, as defined in IRC Section 416(i) without regard to paragraph 5 thereof, of publicly-traded companies may not receive distributions from the Plan earlier than 6 months following separation from service due to a Change of Control.

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      -     I understand that annually I must review or revise the amount and duration of my deferrals by filing a new election form with the Plan Administrator by November 15 of each Plan Year; provided, however, that any subsequent election will not be effective until the calendar year following the year in which the new election is received by the Plan Administrator.

      - I understand that I may change the Payment of Benefit election one time, only if said election is made at least twelve (12) months prior to the starting date for the distribution previously elected, and is effective to delay the original distribution for not less than 5 years from the date the previously-elected distribution was to commence.

                  [USE ONLY IF A COMPANY CONTRIBUTION IS MADE]

      - The Company Contribution shall vest ___% a year commencing one year from the effective date of the Company Contribution, which shall be the first day of the year in which the Company Contribution is made. Upon Termination of Employment, any unvested portion of the Company Contribution shall be forfeited, unless the right to payment is accelerated pursuant to specific provisions of the Plan.

Printed Name: ________________________________

Signature:    ________________________________

Date: _________

Received by the Plan Administrator this ________ day of ___________________, 200__.

By: _________________________________

Title: _________________________________

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                          BENEFICIARY DESIGNATION FORM

I, _______________, designate the following as beneficiary of benefits under the Agreement payable following my death:

Primary:

__________________________________________________________     ______%

__________________________________________________________     ______%

Contingent:

__________________________________________________________     ______%

__________________________________________________________     ______%

NOTES:

      -     Please PRINT CLEARLY or TYPE the names of the beneficiaries.

      - To name a trust as beneficiary, please provide the name of the trustee(s) and the exact name and date of the trust agreement.

      - To name your estate as beneficiary, please write "Estate of _[your name]_".

      - Be aware that none of the contingent beneficiaries will receive anything unless ALL of the primary beneficiaries predecease you.

I understand that I may change these beneficiary designations by delivering a new written designation to the Plan Administrator, which shall be effective only upon receipt and acknowledgment by the Plan Administrator prior to my death. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary and our marriage is subsequently dissolved.

Name: _______________________________

Signature: _______________________________ Date: _______

SPOUSAL CONSENT (Required if Spouse not named beneficiary):

I consent to the beneficiary designation above, and acknowledge that if I am named beneficiary and our marriage is subsequently dissolved, the designation will be automatically revoked.

Spouse Name: _______________________________

Signature: _______________________________ Date: _______

Received by the Plan Administrator this ________ day of ___________________, 2___

By: _________________________________

Title: _________________________________

                          Beneficiary Designation Form